UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2012

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3170 Fairview Park Drive	22042
Falls Church, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (703) 876-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure

On April 4, 2012,  Guy Hains, President, Global Healthcare, of Computer Sciences Corporation (the “Company”) held a teleconference to discuss the status of the previously disclosed discussions between the Company and the U.K. National Health Service with respect to their contractual relationship. A transcript of the teleconference is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Current Report on Form 8-K, including the transcript attached as Exhibit 99.1, is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

All statements in this report that do not directly and exclusively relate to historical facts constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements represent the Company’s intentions, plans, expectations and beliefs, and are subject to risks, uncertainties and other factors, including, but not limited to, whether CSC and the NHS enter into an interim agreement or if the interim agreement is entered into, that such agreement as finally negotiated will be on terms favorable to CSC or as provided in the March 2, 2012 letter of intent. In addition, many of the risks, uncertainties and other factors affecting the Company are outside the Company’s control. These factors could cause actual results to differ materially from such forward-looking statements. For a written description of these factors, see the section titled “Risk Factors” in CSC’s Form 10-K for the fiscal year ended April 1, 2011 and any updating information in subsequent SEC filings.  The Company disclaims any intention or obligation to update these forward-looking statements whether as a result of subsequent event or otherwise, except as required by law.

Item 9.01.                      Financial Statements and Exhibits

Exhibit

99.1                      Transcript of the Registrant dated April 4, 2011 (furnished herewith).

         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                                                        COMPUTER SCIENCES CORPORATION

Dated: April 5, 2012	By:	/s/ Michael J. Mancuso
Michael J. Mancuso
Vice President and Chief Financial Officer

EXHIBIT LIST

Exhibit

99.1                      Transcript of the Registrant dated April 4, 2012 (furnished herewith).